Exhibit 10.49
Execution Version

SEVENTH AMENDMENT AND WAIVER
TO CREDIT AGREEMENT
This SEVENTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Amendment and Waiver”), dated as of July 13, 2018, is entered into by and among STONEMOR OPERATING LLC, a Delaware limited liability company (the “Administrative Borrower”), the other Borrowers party hereto, the Lenders party hereto and CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”).
WHEREAS, the Borrowers, the Lenders party thereto and the Administrative Agent entered into that certain Credit Agreement dated as of August 4, 2016 (as amended, the “Credit Agreement”; unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement), whereby the Lenders have extended credit to the Borrowers on the terms and subject to the conditions described therein;
WHEREAS, Events of Default (the “Specified Events of Default”) exist under Article VII of the Credit Agreement resulting from (i) the failure by the Partnership to timely prepare and the failure of the Administrative Borrower to timely deliver the financial statements required under Section 4(a) of the Sixth Amendment for the Fiscal Year ending December 31, 2017 and (ii) the failure to comply with Section 5.06(a)(i) and Section 5.06(a)(ii) of the Credit Agreement as a result of a failure to prepare the financial statements specified in clause (i) above; and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders, and the Administrative Agent and the Lenders party hereto have agreed to, waive the Specified Events of Default and to make certain other modifications to the Credit Agreement subject to the terms and conditions as set forth in this Amendment and Waiver.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:
1.    Amendment and Waiver.
Subject to the terms, and the timely satisfaction of each of the conditions precedent in Section 3 of this Amendment and Waiver, the Administrative Agent and the Lenders party hereto hereby waive (i) the Specified Events of Default and (ii) any Event of Default under clause (g) of Article VII of the Credit Agreement which may occur or have occurred as a result of the non-compliance by the Borrower with Section 4.02(a)(1) of the High Yield Indenture solely for the Fiscal Year 2017 and for the first three fiscal quarters of Fiscal Year 2018 without notice having been issued prior to the Seventh Amendment Effective Date by the holder or holders of any Material Indebtedness pursuant to Section 6.01(e) of the High Yield Note Indenture.
2.    Amendments to the Credit Agreement. As of the Seventh Amendment Effective Date, and subject to the terms, and the timely satisfaction of each of the conditions precedent in Section 3 of this Amendment and Waiver, the Credit Agreement is hereby amended as follows:
(a)    Section 1.01 of the Credit Agreement shall be amended by adding the following definitions and inserting the same in the appropriate alphabetic locations:
“Filing Waiver Fee” has the meaning assigned to such term in Section 2.11(e).

"Partnership 2017 Financials" has the meaning assigned to such term in Section 2.11(e).
“Seventh Amendment” means the Seventh Amendment and Waiver to the Credit Agreement dated as of July 13, 2018 between the Administrative Borrower, the other Borrowers party thereto, the Lenders party thereto and the Administrative Agent.
“Seventh Amendment Effective Date” has the meaning assigned to such term under the Seventh Amendment.
(b)    Section 2.11 of the Credit Agreement is hereby supplemented with Section 2.11(e) that shall read as follows:
"(e) The Borrowers agree to pay to the Administrative Agent for the account of each Lender that consents to the Seventh Amendment one or more waiver fees (each, a "Filing Waiver Fee") in each amount and on each date set forth below:
(i) if the Partnership's audited consolidated balance sheet and related statements of income or operations, shareholders’ equity or partners’ capital and cash flows as of the end of and for the Fiscal Year ended December 31, 2017, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported on by Deloitte & Touche LLP or other independent public accountants reasonably acceptable to the Administrative Agent (the "Partnership 2017 Financials"), are not received by the Administrative Agent on or before July 17, 2018, the Administrative Agent shall receive, no later than July 17, 2018, a Filing Waiver Fee in an amount equal to 2.5 bps of each such Lender's Revolving Commitment on such date;
(ii) if the Partnership 2017 Financials are not received by the Administrative Agent on or before July 31, 2018, the Administrative Agent shall receive, no later than July 31, 2018, a Filing Waiver Fee in an amount equal to 25 bps of each such Lender's Revolving Commitment on such date; and
(iii) if the Partnership 2017 Financials are not received by the Administrative Agent on or before August 15, 2018, the Administrative Agent shall receive, no later than August 15, 2018, a Filing Waiver Fee in an amount equal to 37.5 bps of each such Lender's Revolving Commitment on such date.”
(c)    Section 5.01(a) of the Credit Agreement is hereby amended and restated in its entirety by deleting the text thereof and replacing it with the following:
"(a) within ninety-five (95) days (or, (A) for the Fiscal Year ending December 31, 2016, prior to July 15, 2017 and (B) for the Fiscal Year ending December 31, 2017, prior to August 31, 2018) after the end of each Fiscal Year of the Partnership (or, with respect to any Fiscal Year other than the Fiscal Year ending December 31, 2017, if earlier, the date that the Annual Report on Form 10-K of the Partnership for such Fiscal Year would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form), commencing with the Fiscal Year ending December 31, 2016, its audited consolidated balance sheet and related statements of income or operations, shareholders’ equity or partners’ capital and cash flows as of the end of and for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all reported on by Deloitte & Touche LLP or other independent public accountants reasonably acceptable to the Administrative Agent (without a “going concern” or like qualification or exception (other than a qualification in respect of any Fiscal Year in which the Maturity Date is scheduled to occur, due solely to the maturity of the Obligations) and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Partnership and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;"
(d)    Section 5.01(b) of the Credit Agreement is hereby amended and restated in its entirety by deleting the text thereof and replacing it with the following:
“(b)(i) within forty-five (45) days (or, (A) for the fiscal quarter ending March 31, 2017, within forty-five (45) days after the date that the Annual Report on Form 10-K of the Partnership for the Fiscal Year ending December 31, 2016 is filed, (B) for the fiscal quarter ending June 30, 2017, within forty-five (45) days after the date that the Quarterly Report on Form 10-Q of the Partnership for the fiscal quarter ending March 31, 2017 is filed, but in any event not later than December 15, 2017, (C) for the fiscal quarter ending September 30, 2017, within forty-five (45) days after the date that the Quarterly Report on Form 10-Q of the Partnership for the fiscal quarter ending June 30, 2017 is filed, but in any event not later than January 31, 2018, (D) for the fiscal quarter ending March 31, 2018, the earlier of the date that is ninety (90) days after the date that the Annual Report on Form 10-K of the Partnership for the Fiscal Year ending December 31, 2017 is filed and October 31, 2018, (E) for the fiscal quarter ending June 30, 2018, the earlier of the date that is sixty (60) days after the date that the Quarterly Report on Form 10-Q of the Partnership for the fiscal quarter ending March 31, 2018 is filed and December 17, 2018 and (F) for the fiscal quarter ending September 30, 2018, the earlier of the date that is forty-five (45) days after the date that the Quarterly Report on Form 10-Q of the Partnership for the fiscal quarter ending June 30, 2018 is filed and January 31, 2019) after the end of each of the first three fiscal quarters of each Fiscal Year of the Partnership (or, with respect to any fiscal quarter ending on or after December 31, 2018, if earlier, by the date that the Quarterly Report on Form 10-Q of the Partnership for such fiscal quarter would be required to be filed under the rules and regulations of the SEC, giving effect to any automatic extension available thereunder for the filing of such form), commencing with the fiscal quarter ending September 30, 2016, its consolidated balance sheet and related statements of income or operations, shareholders’ equity or partners’ capital and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the Fiscal Year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous Fiscal Year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the Partnership and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (except for a footnote summarizing the investment of Trust Funds as at the end of the applicable fiscal quarter), (ii) within thirty-five (35) days after the end of each month of each Fiscal Year of the Partnership (or, for the month ending January 31, 2017, within thirty-five (35) days after the last day of February, 2017), commencing with the month ending January 31, 2017, its consolidated balance sheet and related statements of income or operations, shareholders’ equity or partners’ capital and cash flows as of the end of and for such month and the then elapsed portion of the Fiscal Year, all certified by a Financial Officer as presenting fairly in all material respects the financial condition and results of operations of the Partnership and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes (except for a footnote summarizing the investment of Trust Funds as at the end of the applicable fiscal quarter) and monthly cash flow forecasts for the next twelve (12) months following the end of such month with a qualitative and quantitative variance analysis (with respect to both the actual cash flows of the prior month and the forecast delivered with respect to the prior month) and weekly cash flow forecasts, in each case, using reasonable assumptions and in form and scope reasonably satisfactory to the Administrative Agent;"
(e)    Clause (b) of Article VII of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
"(b)    any Loan Party shall fail to pay any interest on any Loan or any fee or any other amount (other than with respect to the Filing Waiver Fee due under Section 2.11(e) herein or any amount referred to in clause (a) of this Article VII) payable under this Agreement or any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of three (3) Business Days;"
(f)    The first and second rows of the table set forth in Section 6.12(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

Fiscal Quarter	Maximum Consolidated Secured Net Leverage Ratio
June 30, 2018	6.25:1.00
(g)    Clause (d) of Article VII of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
"(d)    any Loan Party or any Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in Section 2.11(e), Section 5.01, Section 5.02, Section 5.03 (with respect to the existence of the Partnership and the other Loan Parties), Section 5.06, Section 5.08, Section 5.11, Section 5.16 or in Article VI;
(h)    Section 9.21 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“Non-Business Days. Subject to provisions of Section 2.18(a), if any action to be taken by the Partnership or any of its Subsidiaries hereunder or under any Loan Document shall come due on a day other than a Business Day, such action shall be deemed timely taken if taken on the next following Business Day.”
3.    Conditions Precedent. The waiver of the Specified Events of Default and other waivers set forth in Section 1 and the amendments to the Credit Agreement set forth in Section 2 shall become effective upon the satisfaction of the following conditions precedent (including, without limitation, that each document to be received by the Administrative Agent shall be in form and substance satisfactory to the Administrative Agent) (such date, the “Seventh Amendment Effective Date”):

(a)    receipt by the Administrative Agent of this Amendment and Waiver, duly executed and delivered by the Borrowers and the Required Lenders;
(b)    each of the representations and warranties made by the Borrowers in Section 5 hereof shall be true and correct in all material respects on and as of the Seventh Amendment Effective Date with the same force and effect as if made on and as of the Seventh Amendment Effective Date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date), and the Administrative Agent shall have received a certificate of a Responsible Officer to that effect, dated the Seventh Amendment Effective Date; provided, that to the extent any such representation or warranty specifically refers to an earlier date, such representation and warranty was true and correct in all material respects on and as of such earlier date; provided, further, that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” or similar language was true and correct (after giving effect to any qualification therein) in all respects on such respective dates;
(c)    prepayment of the outstanding principal balance of the Revolving Loans in an amount equal to $4,000,000 by the Borrowers in accordance with Section 2.10(a) of the Credit Agreement; and
(d)    the Administrative Agent shall have received on or before the Seventh Amendment Effective Date, for the account of each Lender that consents to this Amendment and Waiver, a waiver fee in an amount equal to 10 bps of such Lender's Revolving Commitment on such date and all other fees and expenses due and payable pursuant to this Amendment and Waiver and other Loan Documents on or before the date hereof, including, without limitation, fees and expenses of FTI Consulting Inc. and Freshfields Bruckhaus Deringer US LLP.

4.    Consent, Acknowledgement and Reaffirmation of Indebtedness and Liens. By its execution hereof, each Loan Party, in its capacity under each of the Loan Documents to which it is a party (including the capacities of debtor, guarantor, grantor and pledgor, as applicable, and each other similar capacity, if any, in which such party has granted Liens on all or any part of its properties or assets, or otherwise acts as an accommodation party, guarantor, indemnitor or surety with respect to all or any part of the Secured Obligations), hereby:
(a)    expressly consents to the amendments and modifications to the Credit Agreement effected hereby;
(b)    expressly confirms and agrees that, notwithstanding the effectiveness of this Amendment and Waiver, each Loan Document to which it is a party is, and all of the obligations and liabilities of such Loan Party to the Administrative Agent, the Lenders and each other Secured Party contained in the Loan Documents to which it is a party (in each case, as amended and modified by this Amendment and Waiver), are and shall continue to be, in full force and effect and are hereby reaffirmed, ratified and confirmed in all respects and, without limiting the foregoing, agrees to be bound by and abide by and operate and perform under and pursuant to and comply fully with all of the terms, conditions, provisions, agreements, representations, undertakings, warranties, indemnities, guaranties, grants of security interests and covenants contained in the Loan Documents;

(c)    to the extent such party has granted Liens or security interests on any of its properties or assets pursuant to any of the Loan Documents to secure the prompt and complete payment, performance and/or observance of all or any part of its Secured Obligations to the Administrative Agent, the Lenders, and/or any other Secured Party, acknowledges, ratifies, remakes, regrants, confirms and reaffirms without condition, all Liens and security interests granted by such Loan Party to the Administrative Agent for their benefit and the benefit of the Lenders, pursuant to the Credit Agreement and the other Loan Documents, and acknowledges and agrees that all of such Liens and security interests are intended and shall be deemed and construed to continue to secure the Secured Obligations under the Loan Documents, as amended, restated, supplemented or otherwise modified and in effect from time to time, including but not limited to, the Loans made or Letters of Credit issued under the Credit Agreement to the Borrower and/or the other Loan Parties under the Credit Agreement, and all extensions renewals, refinancings, amendments or modifications of any of the foregoing;
(d)    agrees that this Amendment and Waiver shall in no manner impair or otherwise adversely affect any of the Liens and security interests granted in or pursuant to the Loan Documents; and
(e)    acknowledges and agrees that (i) the Guaranty (as defined in the Guaranty and Collateral Agreement) and any obligations incurred thereunder, have been provided in exchange for “reasonably equivalent value” (as such term is used under Title 11 of the United States Code (11 U.S.C. 101 et seq.) and applicable state fraudulent transfer laws) and “fair consideration” (as such term is used under applicable state fraudulent conveyance laws) and (ii) each grant or perfection of a Lien or security interest on any Collateral provided in connection with Loan Documents, this Amendment and Waiver and/or any negotiations with the Administrative Agent and/or the Lenders in connection with a negotiated amendment is intended to constitute, and does constitute, a “contemporaneous exchange for new value” (as such term is used under Title 11 of the United States Code (11 U.S.C. 101 et seq.)).
5.    Representations, Warranties, Covenants and Acknowledgments. To induce the Administrative Agent and the Lenders to enter into this Amendment and Waiver, each Borrower hereby:
(a)    represents and warrants that (i) as of the Seventh Amendment Effective Date, after giving effect to this Amendment and Waiver, the representations and warranties of such Borrower set forth in the Credit Agreement and the other Loan Documents (after giving effect to the waiver of the Specified Events of Default) are true and correct in all material respects on and as of the Seventh Amendment Effective Date; provided, that to the extent any such representation or warranty specifically refers to an earlier date, such representation and warranty was true and correct in all material respects on and as of such earlier date; provided, further, that any representation or warranty that is qualified as to “materiality” or “Material Adverse Effect” or similar language was true and correct (after giving effect to any qualification therein) in all respects on such respective dates, (ii) as of the Seventh Amendment Effective Date, after giving effect to this Amendment and Waiver, no Default or Event of Default has occurred and is continuing, (iii) the execution and delivery of this Amendment and Waiver is within each Borrower’s organizational powers and has been duly authorized by all necessary organizational actions and, if required, actions by equity holders and (iv) this Amendment and Waiver has been duly executed and delivered by such Borrower and constitutes a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms, subject to applicable Debtor Relief Laws and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)    acknowledges and agrees that (i) this Amendment and Waiver is not intended, and should not be construed, except as expressly set forth herein, as an amendment of, or any kind of waiver or consent related to, the Credit Agreement or the other Loan Documents, (ii) except as expressly set forth in this Amendment and Waiver, this Amendment and Waiver shall not represent a consent or waiver related to any future actions of any Borrower or any Subsidiary and (iii) except as expressly set forth in this Amendment and Waiver, the Administrative Agent and each Lender reserves all of their respective rights pursuant to the Credit Agreement and the other Loan Documents;
(c)    further acknowledges and agrees that the Administrative Agent’s and the Lenders’ agreement to waive the specific matters addressed in this Amendment and Waiver, do not and shall not create (nor shall any Borrower or any Subsidiary rely upon the existence of or claim or assert that there exists) any obligation of the Administrative Agent or any Lender to consider or agree to any further waivers, consents or amendments and, in the event that the Administrative Agent or any Lender subsequently agrees to consider any further waivers, consents or amendments, neither this Amendment and Waiver nor any other conduct of the Administrative Agent or any Lender shall be of any force or effect on the Administrative Agent’s or any Lender’s consideration or decision with respect to any such requested waiver, consent or amendment;
(d)    further acknowledges and agrees that this Amendment and Waiver shall be deemed a Loan Document for all purposes under the Credit Agreement and the other Loan Documents;
(e)    (i) further acknowledges and agrees that, after giving effect to this Amendment and Waiver, no right of offset, recoupment, defense, counterclaim, claim, cause of action or objection in favor of any Borrower against the Administrative Agent or any Lender exists as of the Seventh Amendment Effective Date arising out of or with respect to this Amendment and Waiver, the Credit Agreement or any other Loan Document and (ii) expressly waives any setoff, counterclaim, recoupment, defense or other right that such Loan Party has against the Administrative Agent as of the Seventh Amendment Effective Date, any Lender or any of their respective affiliates, whether in connection with this Amendment and Waiver, the Credit Agreement and the other Loan Documents, the transactions contemplated by this Amendment and Waiver or the Credit Agreement and the Loan Documents, or any agreement or instrument relating thereto;
(f)    each of the Borrower and the other Loan Parties hereby jointly and severally agrees, on demand, to reimburse the Administrative Agent and the Lenders, to the extent required under Section 9.03 of the Credit Agreement, for all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent and the Lenders related to or in connection with this Amendment and Waiver and any documents, agreements or instruments referred to herein, including, without limitation, the reasonable fees and documented out-of-pocket expenses of FTI Consulting Inc. and Freshfields Bruckhaus Deringer US LLP, and any consultants, attorneys or other professionals retained by the Administrative Agent and/or the Lenders in connection with the Loan Documents, including without limitation, in connection with the negotiation and preparation of this Amendment and Waiver, the enforcement of their rights and remedies under this Amendment and Waiver, whether or not incurred prior to the date of this Amendment and Waiver. All such fees, costs and expenses shall constitute Secured Obligations under the Credit Agreement secured by the Collateral under the Collateral Documents. Nothing in this Amendment and Waiver shall be intended or construed to hold the Administrative Agent, the Lenders or any other Secured Party liable or responsible for any expense, liability or obligation of any kind or nature whatsoever (including, without limitation, attorneys’ fees and expenses, other professionals’ fees and expenses, wages, salaries, payroll taxes, withholdings, benefits or other amounts payable by or on behalf of the Loan Parties);
(g)    as of the date hereof, all Liens, security interests, assignments and pledges encumbering the Collateral, created pursuant to and/or referred to in the Credit Agreement or the other Loan Documents, are valid, enforceable, duly perfected to the extent required by such documents, non-avoidable, first priority liens, security interests, assignments and pledges (subject to Liens permitted by Section 6.02 of the Credit Agreement), continue unimpaired, are in full force and effect and secure and shall continue to secure all of the obligations purported to be secured in the respective Loan Documents pursuant to which such Liens were granted; and
(h)    Notwithstanding anything to the contrary of the Credit Agreement or this Amendment and Waiver, it shall be an Event of Default under clause (g) of Article VII of the Credit Agreement upon the receipt by the Partnership of any notice issued pursuant to Section 6.01(e) of the High Yield Note Indenture.
6.    Effect of Amendment and Waiver; Effect of Non-Compliance. Except as expressly set forth herein, this Amendment and Waiver shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
7.    Release; Indemnitees.
(a)     By its execution hereof, each Loan Party (on behalf of itself and its Affiliates) and its successors-in-title, legal representatives and assignees and, to the extent the same is claimed by right of, through or under any Loan Party, for its past, present and future employees, agents, representatives, officers, directors, shareholders, and trustees (each, a “Releasing Party” and collectively, the “Releasing Parties”), does hereby remise, release and discharge, and shall be deemed to have forever remised, released and discharged, the Administrative Agent, the Lenders and each of the other Secured Parties, and the Administrative Agent’s, each Lenders’ and each other Secured Party’s respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, affiliates, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any of the foregoing would be liable if such persons or entities were found to be liable to any Releasing Party, or any of them (collectively hereinafter the “Lender Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, covenants, controversies, damages, judgments, expenses, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including, without limitation, any so called “lender liability” claims, claims for subordination (whether equitable or otherwise), interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses and incidental, consequential and punitive damages payable to third parties, or any claims arising under 11 U.S.C. §§ 541-550 or any claims for avoidance or recovery under any other federal, state or foreign law equivalent), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, existing on or before the Seventh Amendment Effective Date or which may have accrued on or before such date against any of the Lender Parties under the Credit Agreement or any of the other Loan Documents, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof, in all cases of the foregoing in any way, directly or indirectly arising out of, connected with or relating to the Credit Agreement or any other Loan Document and the transactions contemplated thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing (each, a “Claim” and collectively, the “Claims”), in each case, other than Claims arising from Lender Parties’ gross negligence, bad faith, fraud, or willful misconduct. Each Releasing Party further stipulates and agrees with respect to all Claims, that it hereby waives, to the fullest extent permitted by applicable law, any and all provisions, rights, and benefits conferred by any applicable U.S. federal or state law, or any principle of common law, that would otherwise limit a release or discharge of any unknown Claims pursuant to this Section 7.
(b)    By its execution hereof, each Loan Party hereby (i) acknowledges and confirms that as of the Seventh Amendment Effective Date there are no existing defenses, claims, subordinations (whether equitable or otherwise), counterclaims or rights of recoupment or setoff against the Administrative Agent, the Lenders or any other Secured Parties in connection with the Secured Obligations or in connection with the negotiation, preparation, execution, performance or any other matters relating to the Credit Agreement, the other Loan Documents or this Amendment and Waiver and (ii) expressly waives any setoff, counterclaim, recoupment, defense or other right that such Loan Party has against the Administrative Agent, any Lender or any of their respective affiliates as of the Seventh Amendment Effective Date, whether in connection with this Amendment and Waiver, the Credit Agreement and the other Loan Documents, the transactions contemplated by this Amendment and Waiver or the Credit Agreement and the Loan Documents, or any agreement or instrument relating thereto.
(c)    Each Releasing Party hereby further agrees to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of any Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of any Borrower or any parent, Subsidiary or Affiliate of any Borrower, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statutes, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment and Waiver; provided that such indemnity shall not, as to any Releasee, be available to the extent that such liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the bad faith, gross negligence or willful misconduct of such Releasee or (y) arise out of claims or disputes between two or more Releasees (other than with respect to a Releasee acting in its capacity as Administrative Agent, Joint Lead Arranger, Syndication Agent, Co‐Documentation Agent, Issuing Bank or similar role) and that does not involve an act or omission by any Loan Party or any Subsidiary. The foregoing indemnity shall survive the payment in full of the Obligations and the termination of this Amendment and Waiver, the Credit Agreement and the other Loan Documents.

8.    Lender Acknowledgment. Each Lender that has signed this Amendment and Waiver shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender, unless the Administrative Agent shall have received notice from such Lender prior to the proposed Seventh Amendment Effective Date specifying its objection thereto.
9.    Miscellaneous.
(a)    Counterparts; Integration; Effectiveness. This Amendment and Waiver may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment and Waiver, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Subject to the terms of Section 3 of this Amendment and Waiver, this Amendment and Waiver shall become effective when it shall have been executed by the Borrower, the Administrative Agent and the Required Lenders and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto, the Lenders and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment and Waiver by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Amendment and Waiver and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(b)    Successors and Assigns. This Amendment and Waiver shall be binding upon the Borrowers, the Lenders and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Borrowers, the Lenders and the Administrative Agent and the respective successors and assigns of the Borrowers, the Lenders and the Administrative Agent.
(c)    Severability. Any provision of this Amendment and Waiver held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
(d)    References. All references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement and each reference to the “Credit Agreement”, (or the defined term “Agreement”, “thereunder”, “thereof” of words of like import referring to the Credit Agreement) in the other Loan Documents shall mean and be a reference to the Credit Agreement as amended hereby and giving effect to the amendments contained in this Amendment and Waiver.

(e)    Governing Law. THIS AND AMENDMENT AND WAIVER AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND WAIVER AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(f)    Entire Agreement. This Amendment and Waiver, the Credit Agreement (including giving effect to the amendments set forth in Section 2 above), and the other Loan Documents (collectively, the “Relevant Documents”), set forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersede any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to any other party in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment and Waiver may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 9.02 of the Credit Agreement.
(g)    Full Force and Effect of Credit Agreement. This Amendment and Waiver is a Loan Document (and the Borrower and the other Loan Parties agree that the “Secured Obligations” secured by the Collateral shall include any and all obligations of the Loan Parties under this Amendment and Waiver). Except as expressly modified hereby, all terms and provisions of the Credit Agreement and all other Loan Documents remain in full force and effect and nothing contained in this Amendment and Waiver shall in any way impair the validity or enforceability of the Credit Agreement or the Loan Documents, or alter, waive, annul, vary, affect, or impair any provisions, conditions, or covenants contained therein or any rights, powers, or remedies granted therein. This Amendment and Waiver shall not constitute a modification of the Credit Agreement or any of the other Loan Documents or a course of dealing with Administrative Agent or the Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Administrative Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except in each case as expressly set forth herein. The Borrower acknowledges and expressly agrees that Administrative Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents (subject to any qualifications set forth therein), as amended herein.
(h)    Jurisdiction. Each Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County, Borough of Manhattan, and of the United States District Court for the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment and Waiver, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment and Waiver or any other Loan Document shall affect any right that the Administrative Agent, the Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Amendment and Waiver or any other Loan Document against any Borrower or its properties in the courts of any jurisdiction.
(i)    Each Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Amendment and Waiver or any other Loan Document in any court referred to in Section 9(i). Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(j)    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT AND WAIVER OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (1) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING AMENDMENT AND WAIVER AND (2)  ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND WAIVER BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9(j).
(k)    Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and Waiver and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment and Waiver.
(l)    Amendments.
(i) This Amendment and Waiver may be amended, supplemented or otherwise modified as set forth in Section 9.02 of the Credit Agreement.
(ii) Section 4(b) of the Sixth Amendment is hereby superseded in its entirety by the amendments to Section 5.01(b) of the Credit Agreement contained in this Seventh Amendment.
[remainder of page intentionally blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed by their respective authorized officers as of the day and year first above written.
Administrative Borrower:

STONEMOR OPERATING LLC

By:    /s/ Mark L. Miller
Name:    Mark L. Miller
Title:    Chief Financial Officer and Senior Vice President
Partnership:

STONEMOR PARTNERS L.P.
By: STONEMOR GP LLC, as its General Partner

By:    /s/ Mark L. Miller___________________
Name:    Mark L. Miller
Title:    Chief Financial Officer and Senior Vice President

Signature Page to Seventh Amendment and Waiver to Credit Agreement
[StoneMor Operating LLC]

ALLEGHANY MEMORIAL PARK SUBSIDIARY, INC.
ALTAVISTA MEMORIAL PARK SUBSIDIARY, INC.
ARLINGTON DEVELOPMENT COMPANY
AUGUSTA MEMORIAL PARK PERPETUAL CARE COMPANY
BIRCHLAWN BURIAL PARK SUBSIDIARY, INC.
BRONSWOOD CEMETERY, INC.
CEDAR HILL FUNERAL HOME, INC.
CEMETERY INVESTMENTS SUBSIDIARY, INC.
CHAPEL HILL ASSOCIATES, INC.
CHAPEL HILL FUNERAL HOME, INC.
COLUMBIA MEMORIAL PARK SUBSIDIARY, INC.
CORNERSTONE FAMILY INSURANCE SERVICES, INC.
CORNERSTONE FAMILY SERVICES OF NEW JERSEY, INC.
CORNERSTONE FAMILY SERVICES OF WEST VIRGINIA SUBSIDIARY, INC.
COVENANT ACQUISITION SUBSIDIARY, INC.
COVINGTON MEMORIAL FUNERAL HOME, INC.
COVINGTON MEMORIAL GARDENS, INC.
ELOISE B. KYPER FUNERAL HOME, INC.
FOREST LAWN GARDENS, INC.
FOREST LAWN MEMORY GARDENS, INC.
FOREST LAWN MEMORIAL CHAPEL, INC.
GLEN HAVEN MEMORIAL PARK SUBSIDIARY, INC.
HENRY MEMORIAL PARK SUBSIDIARY, INC.
KIRIS SUBSIDIARY, INC.
KIRK & NICE, INC.
KIRK & NICE SUBURBAN CHAPEL, INC.
LAKEWOOD/HAMILTON CEMETERY SUBSIDIARY, INC.
LAKEWOOD MEMORY GARDENS SOUTH SUBSIDIARY, INC.
LAUREL HILL MEMORIAL PARK SUBSIDIARY, INC.
LAURELWOOD HOLDING COMPANY
LEGACY ESTATES, INC.
LOEWEN [VIRGINIA] SUBSIDIARY, INC.
LORRAINE PARK CEMETERY SUBSIDIARY, INC.

By: /s/ Mark L. Miller_
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President of each of the above named Borrowers

Signature Page to Seventh Amendment and Waiver to Credit Agreement
[StoneMor Operating LLC]

MODERN PARK DEVELOPMENT SUBSIDIARY, INC.
OAK HILL CEMETERY SUBSIDIARY, INC.
OSIRIS HOLDING FINANCE COMPANY
OSIRIS HOLDING OF MARYLAND SUBSIDIARY, INC.
OSIRIS HOLDING OF RHODE ISLAND SUBSIDIARY, INC.
OSIRIS MANAGEMENT, INC.
OSIRIS TELEMARKETING CORP.
PERPETUAL GARDENS.COM, INC.
PRINCE GEORGE CEMETERY CORPORATION
PVD ACQUISITIONS SUBSIDIARY, INC.
ROCKBRIDGE MEMORIAL GARDENS SUBSIDIARY COMPANY
ROSE LAWN CEMETERIES SUBSIDIARY, INCORPORATED
ROSELAWN DEVELOPMENT SUBSIDIARY CORPORATION
RUSSELL MEMORIAL CEMETERY SUBSIDIARY, INC.
SHENANDOAH MEMORIAL PARK SUBSIDIARY, INC.
SIERRA VIEW MEMORIAL PARK
SOUTHERN MEMORIAL SALES SUBSIDIARY, INC.
SPRINGHILL MEMORY GARDENS SUBSIDIARY, INC.
STEPHEN R. HAKY FUNERAL HOME, INC.
STAR CITY MEMORIAL SALES SUBSIDIARY, INC.
STITHAM SUBSIDIARY, INCORPORATED
STONEMOR ALABAMA SUBSIDIARY, INC.
STONEMOR CALIFORNIA, INC.
STONEMOR CALIFORNIA SUBSIDIARY, INC.
STONEMOR GEORGIA SUBSIDIARY, INC.
STONEMOR HAWAII SUBSIDIARY, INC.
STONEMOR NORTH CAROLINA FUNERAL SERVICES, INC.
STONEMOR OHIO SUBSIDIARY, INC.
STONEMOR PUERTO RICO CEMETERY AND FUNERAL, INC.
STONEMOR TENNESSEE SUBSIDIARY, INC.
STONEMOR WASHINGTON, INC.
SUNSET MEMORIAL GARDENS SUBSIDIARY, INC.
SUNSET MEMORIAL PARK SUBSIDIARY, INC.
TEMPLE HILL SUBSIDIARY CORPORATION
THE VALHALLA CEMETERY SUBSIDIARY CORPORATION
VIRGINIA MEMORIAL SERVICE SUBSIDIARY CORPORATION
W N C SUBSIDIARY, INC.
WICOMICO MEMORIAL PARKS SUBSIDIARY, INC.
WILLOWBROOK MANAGEMENT CORP.

By: /s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President of each of the above named Borrowers

Signature Page to Seventh Amendment and Waiver to Credit Agreement
[StoneMor Operating LLC]

ALLEGHANY MEMORIAL PARK LLC
ALTAVISTA MEMORIAL PARK LLC
BIRCHLAWN BURIAL PARK LLC
CMS WEST LLC
CMS WEST SUBSIDIARY LLC
CEMETERY INVESTMENTS LLC
CEMETERY MANAGEMENT SERVICES, L.L.C.
CEMETERY MANAGEMENT SERVICES OF OHIO, L.L.C.
COLUMBIA MEMORIAL PARK LLC
CORNERSTONE FAMILY SERVICES OF WEST VIRGINIA LLC
CORNERSTONE FUNERAL AND CREMATION SERVICES LLC
COVENANT ACQUISITION LLC
GLEN HAVEN MEMORIAL PARK LLC
HENLOPEN MEMORIAL PARK LLC
HENLOPEN MEMORIAL PARK SUBSIDIARY LLC
HENRY MEMORIAL PARK LLC
JUNIATA MEMORIAL PARK LLC
KIRIS LLC
LAKEWOOD/HAMILTON CEMETERY LLC
LAKEWOOD MEMORY GARDENS SOUTH LLC
LAUREL HILL MEMORIAL PARK LLC
LOEWEN [VIRGINIA] LLC
LORRAINE PARK CEMETERY LLC
MODERN PARK DEVELOPMENT LLC
OAK HILL CEMETERY LLC
OSIRIS HOLDING OF MARYLAND LLC
OSIRIS HOLDING OF PENNSYLVANIA LLC
OSIRIS HOLDING OF RHODE ISLAND LLC
PLYMOUTH WAREHOUSE FACILITIES LLC
PVD ACQUISITIONS LLC
ROLLING GREEN MEMORIAL PARK LLC
ROCKBRIDGE MEMORIAL GARDENS LLC
ROSE LAWN CEMETERIES LLC
ROSELAWN DEVELOPMENT LLC
RUSSELL MEMORIAL CEMETERY LLC
SHENANDOAH MEMORIAL PARK LLC
SOUTHERN MEMORIAL SALES LLC
SPRINGHILL MEMORY GARDENS LLC
STAR CITY MEMORIAL SALES LLC
STITHAM LLC

By: /s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President of each of the above named Borrowers

Signature Page to Seventh Amendment and Waiver to Credit Agreement
[StoneMor Operating LLC]

STONEMOR ALABAMA LLC
STONEMOR ARKANSAS SUBSIDIARY LLC
STONEMOR CEMETERY PRODUCTS LLC
STONEMOR COLORADO LLC
STONEMOR COLORADO SUBSIDIARY LLC
STONEMOR GEORGIA LLC
STONEMOR HAWAIIAN JOINT VENTURE GROUP LLC
STONEMOR HAWAII LLC
STONEMOR HOLDING OF PENNSYLVANIA LLC
STONEMOR ILLINOIS LLC
STONEMOR ILLINOIS SUBSIDIARY LLC
STONEMOR INDIANA LLC
STONEMOR INDIANA SUBSIDIARY LLC
STONEMOR IOWA LLC
STONEMOR IOWA SUBSIDIARY LLC
STONEMOR KANSAS LLC
STONEMOR KANSAS SUBSIDIARY LLC
STONEMOR KENTUCKY LLC
STONEMOR KENTUCKY SUBSIDIARY LLC
STONEMOR MICHIGAN LLC
STONEMOR MICHIGAN SUBSIDIARY LLC
STONEMOR MISSISSIPPI LLC
STONEMOR MISSISSIPPI SUBSIDIARY LLC
STONEMOR MISSOURI LLC
STONEMOR MISSOURI SUBSIDIARY LLC
STONEMOR NORTH CAROLINA LLC
STONEMOR NORTH CAROLINA SUBSIDIARY LLC
STONEMOR OHIO LLC
STONEMOR OKLAHOMA LLC
STONEMOR OKLAHOMA SUBSIDIARY LLC
STONEMOR OREGON LLC
STONEMOR OREGON SUBSIDIARY LLC
STONEMOR PENNSYLVANIA LLC
STONEMOR PENNSYLVANIA SUBSIDIARY LLC
STONEMOR PUERTO RICO LLC
STONEMOR PUERTO RICO SUBSIDIARY LLC
STONEMOR SOUTH CAROLINA LLC
STONEMOR SOUTH CAROLINA SUBSIDIARY LLC
STONEMOR WASHINGTON SUBSIDIARY LLC
STONEMOR WISCONSIN LLC
STONEMOR WISCONSIN SUBSIDIARY LLC

By: /s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President of each of the above named Borrowers

Signature Page to Seventh Amendment and Waiver to Credit Agreement
[StoneMor Operating LLC]

SUNSET MEMORIAL GARDENS LLC
SUNSET MEMORIAL PARK LLC
TEMPLE HILL LLC
THE VALHALLA CEMETERY COMPANY LLC
TIOGA COUNTY MEMORIAL GARDENS LLC
VIRGINIA MEMORIAL SERVICE LLC
WNCI LLC
WICOMICO MEMORIAL PARKS LLC
WOODLAWN MEMORIAL PARK SUBSIDIARY LLC

By: /s/ Mark L. Miller
Name: Mark L. Miller
Title: Chief Financial Officer and Senior Vice President of each of the above named Borrowers

Signature Page to Seventh Amendment and Waiver to Credit Agreement
[StoneMor Operating LLC]

CORNERSTONE TRUST MANAGEMENT SERVICES LLC By: /s/ Mark L. Miller Name: Mark L. Miller Title: Chief Financial Officer and Senior Vice President of the above named Borrower

Signature Page to Seventh Amendment and Waiver to Credit Agreement
[StoneMor Operating LLC]

STONEMOR FLORIDA LLC STONEMOR FLORIDA SUBSIDIARY LLC By: /s/ Mark L. Miller Name: Mark L. Miller Title: Chief Financial Officer and Senior Vice President of each of the above named Borrowers

Signature Page to Seventh Amendment and Waiver to Credit Agreement
[StoneMor Operating LLC]

CAPITAL ONE, NATIONAL ASSOCIATION,
individually as a Lender and as the Administrative Agent

By: /s/ Thomas Lawler
Name: Thomas Lawler
Title: Vice President

Signature Page to Seventh Amendment and Waiver to Credit Agreement
[StoneMor Operating LLC]

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By: /s/ Dale R. Carr
Name: Dale R. Carr
Title: SVP

Signature Page to Seventh Amendment and Waiver to Credit Agreement
[StoneMor Operating LLC]

TD BANK, N.A., as a Lender

By: /s/ Katherine Brunelle
Name: Katherine Brunelle
Title: Vice President

Signature Page to Seventh Amendment and Waiver to Credit Agreement
[StoneMor Operating LLC]

RAYMOND JAMES BANK, N.A., as a Lender

By: /s/ H. Fred Coble, Jr.
Name: H. Fred Coble, Jr.
Title: Managing Director

Signature Page to Seventh Amendment and Waiver to Credit Agreement
[StoneMor Operating LLC]

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Daniel K. Reagle
Name: Daniel K. Reagle
Title: Authorized Signer

Signature Page to Seventh Amendment and Waiver to Credit Agreement
[StoneMor Operating LLC]

UNIVEST BANK AND TRUST CO., as a Lender

By: /s/ Paul A. Pyfer
Name: Paul A. Pyfer
Title: S.V.P.

Signature Page to Seventh Amendment and Waiver to Credit Agreement
[StoneMor Operating LLC]

CUSTOMERS BANK, as a Lender

By: /s/ Kevin R. Cornwall
Name: Kevin R. Cornwall
Title: SVP / Director, Special Assets

Signature Page to Seventh Amendment and Waiver to Credit Agreement
[StoneMor Operating LLC]

WEBSTER BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Kent Nelson
Name: Kent Nelson
Title: SVP

Signature Page to Seventh Amendment and Waiver to Credit Agreement
[StoneMor Operating LLC]

TRISTATE CAPITAL BANK, as a Lender

By: /s/ Robert A. Rutt
Name: Robert A. Rutt
Title: SVP

Signature Page to Seventh Amendment and Waiver to Credit Agreement
[StoneMor Operating LLC]